                                                                     EXHIBIT 1.0


                               2,000,000 SHARES*

                       METRO ONE TELECOMMUNICATIONS, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT


                                                                 August __, 1996



BLACK & COMPANY, INC.
CRUTTENDEN ROTH INCORPORATED
  As Representatives of the several Underwriters
  c/o Black & Company, Inc.
One S.W. Columbia, Suite 1200
Portland, OR  97258

Ladies and Gentlemen:

         Metro One Telecommunications, Inc., an Oregon corporation (the "Company"), and certain shareholders of the Company (together with certain selling shareholders selling the Option Shares (as described below), the "Selling Shareholders"), propose to sell an aggregate of 2,000,000 shares (the "Firm Shares") of the Company's common stock, no par value per share (the "Common Stock"), to you and to the several other underwriters named in Schedule I hereto (collectively, the "Underwriters"), for whom you are acting as the representatives (the "Representatives"), of which 1,000,000 shares will be sold by the Company and 1,000,000 shares will be sold by the Selling Shareholders. The Company and the Selling Shareholders are sometimes referred to herein collectively as the "Sellers." The Company and the Selling Shareholders also propose to sell at the Underwriters' option (the "Option") an aggregate of up to 300,000 additional shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b). The Firm Shares and the Option Shares are referred to collectively herein as the "Shares."





__________________________________

     * Plus an option to purchase up to an additional 300,000 shares to cover over-allotments.

         The Company confirms as follows its agreement with the Representatives and the several other Underwriters.

         1.      Agreement to Sell and Purchase.

                 (a) On the basis of the representations, warranties and agreements of the parties herein contained and subject to all of the terms and conditions of this Agreement, (i) the Sellers agree to sell an aggregate of 2,000,000 shares of Common Stock to the several Underwriters and (ii) each of the Underwriters, severally and not jointly, agrees to purchase from the Sellers the respective number of Firm Shares set forth opposite that Underwriter's name in Schedule I hereto, at the purchase price of $______ for each Firm Share, subject to adjustments in accordance with Section 8 hereof. The number of Firm Shares to be purchased by each Underwriter from each Seller shall be as nearly as practicable in the same proportion to the total number of Firm Shares being sold by each Seller as the number of Firm Shares being purchased by each Underwriter bears to the total number of Firm Shares to be sold hereunder.

                 (b) Subject to all the terms and conditions of this Agreement, the Selling Shareholders grant the Option to the several Underwriters to purchase, severally and not jointly, up to the maximum number of Option Shares at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement upon written or telegraphic notice (the "Option Shares Notice") by the Representatives to the Custodian (as defined below) no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for the closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares. The number of Option Shares to be purchased by each Underwriter from each Selling Shareholder shall be as nearly as practicable in the same proportion to the total number of Option Shares being sold by each Seller as the number of Option Shares being purchased by each Underwriter bears to the total number of Option Shares to be sold hereunder.

         2.      Delivery and Payment.

                 (a) Certificates in negotiable form for the total number of the Shares to be sold hereunder by the Selling Shareholders have been placed in custody with Timothy A. Timmins, as custodian (the "Custodian") pursuant to the Custody Agreement (as defined below) executed by each Selling Shareholder for delivery of all Shares to be sold hereunder by





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the Selling Shareholders.  Each of the Selling Shareholders specifically agrees that the Shares represented by the certificates held in custody for the Selling Shareholders under the Custody Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable and that the obligations of the Selling Shareholders hereunder shall not be terminable by any act or deed of the Selling Shareholders (or by any other person, firm or corporation, including the Company, the Custodian or the Underwriters) or by operation of law (including the death of an individual Selling Shareholder or the dissolution of a corporate Selling Shareholder) or by the occurrence of any other event or events, except as set forth in the Custody Agreement. If any such event occurs prior to the delivery to the Underwriters of the Shares, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event had not occurred. The Custodian is authorized to receive and acknowledge receipt of the proceeds of sale of the Shares held by it against delivery of such Shares.

                 (b) Payment for the Firm Shares to be sold hereunder is to be made in New York Clearing House funds by wire transfers to an account designated in writing by the Company for the Shares to be sold by it and to an account designated in writing by Metro One Telecommunications, Inc. "as Custodian" for the Shares to be sold by the Selling Shareholders, in each case against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters. Such payment and delivery are to be made at the offices of Ater Wynne Hewitt Dodson & Skerritt LLP, 222 S.W. Columbia, Portland, Oregon, at 7:00 a.m., Portland time, on the fourth business day after the date of this Agreement or at such other time and date not later than four business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.)

                 (c) To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place at the offices specified above at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

                 (d) Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and such denominations as the Representatives shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at 10:00 a.m. on the business day preceding the Closing Date or the Option Closing Date, as the case may be.

                 (e) The cost of any original issue tax stamps and any transfer or other taxes in connection with the issuance and delivery of the Firm Shares and Option Shares by the





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Company to the respective Underwriters shall be borne by the Company.  The cost of any transfer or other tax in connection with the sale and delivery of Firm Shares and Option Shares by a Selling Shareholder to the Underwriters shall be borne by such Selling Shareholder. The Company will save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay by the Company or any Selling Shareholder in paying federal and state stamp and other transfer taxes, if any, that may be payable or determined to be payable in connection with the original issuance, transfer or sale to such Underwriter of the Firm Shares and Option Shares.

                 (f) If on the Closing Date or the Option Closing Date, as the case may be, any Selling Shareholder fails to sell the Shares that such Selling Shareholder has agreed to sell on such date as set forth in Schedule II hereto, the Company agrees that it will sell or arrange for the sale of that number of shares of Common Stock to the Underwriters that represents Shares which such Selling Shareholder has failed to so sell, as set forth in Schedule II hereto, or such lesser number as may be requested by the Representatives.

         3. Representations and Warranties of the Company and Selling Shareholders.

                 (a) The Company represents, warrants and covenants to each Underwriter that:

                          (i)     A registration statement on Form S-1 (File
No. 333-05183) with respect to the Shares has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, as amended, together with any registration statement filed by the Company pursuant to Rule 462(b) of the Act, herein referred to as the "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, has been declared effective by the Commission under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. "Prospectus" means (a) the form of prospectus first filed with the Commission pursuant to Rule 424(b), or (b) the last preliminary prospectus included in the Registration Statement filed prior to the time it becomes effective or filed pursuant to Rule 424(a) under the Act that is delivered by the Company to the Underwriters for delivery to purchasers of the Shares, together with the term sheet or abbreviated term sheet filed with the Commission pursuant to Rule 424(b)(7) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus."





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                          (ii)    The Company has been duly organized and is an
active corporation under the laws of the state of Oregon, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement. There are no subsidiaries, direct or indirect, of the Company. The Company is duly qualified to transact business in all jurisdictions in which the failure so to qualify would have a material adverse effect on the earnings, business, properties, assets, rights, operations, condition (financial or other) or prospects of the Company.

                          (iii)   The outstanding shares of Common Stock of the
Company, including all Shares to be sold by the Selling Shareholders have been duly authorized and validly issued, are fully paid and nonassessable, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; the portion of the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive rights of shareholders exist with respect to any of the Shares or the issue and sale thereof. The outstanding shares of the Company's Common Stock issued after October 15, 1993 were issued in compliance with the registration and qualification provisions of applicable federal and state securities laws. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those that have been waived or satisfied, for or relating to the registration of any shares of Common Stock. Except for the right of first refusal provided for in the Shareholder Rights Agreement dated May 28, 1996 among the Company and certain of its shareholders, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Company are outstanding except as set forth in the Prospectus.

                          (iv)    The rescission offer to certain shareholders
of the Company pursuant to a prospectus dated June 14, 1995 (the "Rescission Offer") was effective pursuant to ORS 59.125 to bar any claims against the Company under ORS 59.115 with regard to shares of the Company's Common Stock issued on or before October 15, 1993.

                          (v)     The offer and sale of securities pursuant to
the Rescission Offer was made in compliance with the registration and qualification provisions of federal and Oregon securities laws.

                          (vi)    All of the Shares conform to the description
thereof contained in the Registration Statement. The form of certificates for the Shares conforms to the corporate law of the jurisdiction of the Company's incorporation.

                          (vii)   The Commission has not issued an order
preventing or suspending the use of any Preliminary Prospectus relating to the proposed offering of the Shares or instituted proceedings for that purpose. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements that are





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required to be stated therein by, and will conform to, the requirements of the
Act and the Rules and Regulations. The Registration Statement and any amendment thereto do not contain, and through the Closing Date will not contain, any untrue statement of a material fact and do not omit, and through the Closing Date will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of material fact and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use in the preparation thereof.

                          (viii)  The financial statements of the Company,
together with related notes and schedules as set forth in the Registration Statement, present fairly the financial position and the results of operations and cash flows of the Company at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included in the Registration Statement present fairly the information shown therein, and such data have been compiled on a basis consistent with the financial statements presented therein.

                          (ix)    Deloitte Touche LLP (the "Accountants") and
Price Waterhouse LLP, who have certified certain of the financial statements filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

                          (x)     There is no action, suit, claim or proceeding
pending or, to the knowledge of the Company, threatened against the Company before any court or administrative agency or otherwise that if determined adversely to the Company might (A) result in any change in the earnings, business, properties, assets, rights, operations, condition (financial or other) or prospects of the Company that is materially adverse to the Company, or (B) prevent the consummation of the transactions contemplated hereby, except as set forth in the Registration Statement, and there are no contracts or documents of the Company that would be required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been filed as exhibits to the Registration Statement.





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                          (xi)    The Company has good and marketable title to
all of the properties and assets reflected as owned in the financial statements (or as described in the Registration Statement) hereinabove described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement) or that are not material in amount. The Company occupies its leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Registration Statement.

                          (xii)   The Company has filed all federal, state,
local and foreign income tax returns that have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith. All tax liabilities have been adequately provided for in the financial statements of the Company.

                          (xiii)  Since the respective dates as of which
information is given in the Registration Statement, as it may be amended or supplemented, there has not been any change or, to the Company's knowledge, any development involving a prospective change in or affecting the earnings, business, properties, assets, rights, operations, condition (financial or other), or prospects of the Company that is materially adverse to the Company, whether or not occurring in the ordinary course of business, and there has not been any transaction entered into or any transaction that is probable of being entered into by the Company that is material to the Company other than transactions in the ordinary course of business and changes and transactions contemplated by the Registration Statement, as it may be amended or supplemented. The Company has no material contingent obligations that are not disclosed in the Company's financial statements that are included in the Registration Statement, as it may be amended or supplemented.

                          (xiv)   The Company is not, and with the giving of
notice or lapse of time or both, will not be in violation of or in default under its articles of incorporation or bylaws or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default is of material significance in respect of the condition (financial or other) of the Company or the business, properties, assets, rights, operations, condition (financial or other) or prospects of the Company. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party, or of the articles of incorporation, charter or bylaws of the Company or any order, rule or regulation applicable to the Company of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

                          (xv)    The Company has full legal right, power and
authority to enter into this Agreement and perform the transactions contemplated hereby and to file the





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Registration Statement, and each has been duly authorized, executed and delivered by the Company, and this Agreement constitutes a valid and binding obligation of the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, to the extent that rights of indemnity or contribution under this Agreement may be limited by federal or state securities laws or the public policies underlying such laws or by general equitable principles. Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

                          (xvi)   The Company holds all material licenses,
certificates and permits from governmental authorities that are necessary to the conduct of their respective businesses, and the Company has not infringed any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company. The Company knows of no current infringement by others of material patents, patent rights, trade names, trademarks or copyrights owned by or licensed to the Company.

                          (xvii)  The Company has not taken, directly or
indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

                          (xviii) The Company is not an "investment company"
within the meaning of such term under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations of the Commission thereunder.

                          (xix)   The Company maintains a system of internal
accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                          (xx)  The Company carries, or is covered by,
insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the





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value of their respective properties and as is customary for companies engaged in similar industries.

                          (xxi)   The Company is in compliance in all material
respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification.

                          (xxii)  The Company confirms as of the date hereof
that it is in compliance with all provisions of Section 1 of Florida Laws, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba.

                 (b) Each of the Selling Shareholders severally (but not jointly) represents and warrants as follows:

                          (i)     Such Selling Shareholder now has (or, in the
case of any Selling Shareholder selling Shares to be acquired pursuant to the exercise of a warrant, has the right to acquire) and at the Closing Date (as such date is hereinafter defined) will have good and marketable title to the Shares to be sold by such Selling Shareholder, free and clear of any liens, encumbrances and claims, and full right, power and authority to effect the sale and delivery of such Shares, and upon the delivery of, against payment for, such Shares pursuant to this Agreement, the Underwriters (assuming that they, severally, acquire the Shares in good faith and without notice of any adverse claims within the meaning of Oregon Revised Statutes 78.1020 and 78.1050) will, severally, acquire good and marketable title thereto, free and clear of any liens, encumbrances and claims.

                          (ii)    Such Selling Shareholder has full legal
right, power and authority to execute and deliver this Agreement, the Power of Attorney, the Custody Agreement and the Lock-up Agreement (collectively referred to herein as the "Custody Agreements") and to perform its obligations thereunder. The execution and delivery of this Agreement and the consummation by such Selling Shareholder of the transactions herein contemplated and the fulfillment by such Selling Shareholder of the terms hereof will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act, state securities laws or Blue Sky laws) and will not result in a breach of any of the terms and provisions of, or





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
constitute a default under, organizational documents of such Selling Shareholder, if not an individual, or any indenture, mortgage, deed of trust or other agreement or instrument to which such Selling Shareholder is a party, or of any order, rule or regulation applicable to such Selling Shareholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

                          (iii)   Such Selling Shareholder has not taken,
directly or indirectly, any action designed to, or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock of the Company and, other than as permitted by the Act, the Selling Shareholder will not distribute any prospectus or other offering material in connection with the offering of the Shares.

                          (iv)    The sale of Shares by such Selling
Shareholder pursuant hereto is not prompted by any information concerning the Company that is not set forth in the Registration Statement. The information pertaining to such Selling Shareholder under the caption "Selling Shareholders" in the Prospectus is complete and accurate in all material respects.

         4.      Agreements of the Company and the Selling Shareholders.

                 (a) The Company agrees with the several Underwriters and the Selling Shareholders as follows:

                          (i)     The Company will not, either prior to the
date on which the Registration Statement is declared effective (the "Effective Date") or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

                          (ii)    The Company will use its best efforts to
cause the Registration Statement to become effective and will notify the Representatives and counsel for the Selling Shareholders promptly, and will confirm such advice in writing, (1) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in the second sentence of Section 4(a)(v) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which





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they are made, not misleading and (5) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission issues any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A of the Rules and Regulations, the Company will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Representatives promptly of all such filings.

                          (iii)   The Company will furnish to the
Representatives or counsel for the Representatives and counsel for the Selling Shareholders, without charge, two signed copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto and will furnish to the Representatives, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

                          (iv)    The Company will comply with all the
provisions of any undertakings contained in the Registration Statement.

                          (v)     On the Effective Date, and thereafter from
time to time, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur that in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto and will deliver to each of the Underwriters, without charge, such number of copies of such supplement or amendment to the Prospectus as the Representatives may reasonably request.

                          (vi)    Prior to any public offering of the Shares,
the Company will cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is





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
not now so qualified or to take any action that would subject it to general service of process in any jurisdiction where it is not now so subject.

                          (vii)   During the period of five years commencing on
the Effective Date, the Company will furnish to the Representatives and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and will furnish to the Representatives and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

                          (viii)  The Company will make generally available to
holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date and satisfying the provisions of
Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

                          (ix)    Whether or not the transactions contemplated
by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to
(1) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, Prospectus and any amendment or supplement to the Registration Statement or Prospectus, (2) the preparation and delivery of certificates representing the Shares, (3) the printing of this Agreement, the Agreement Among Underwriters, any Dealer Agreements and any Underwriters' Questionnaires, (4) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (5) the quotation of the Shares on the Nasdaq National Market System, (6) any filings required to be made by the Underwriters with the NASD and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (7) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to
Section 4(a)(vi), including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (8) fees, disbursements and other charges of counsel to the Company (but not those of counsel for the Underwriters, except as otherwise provided herein) and (9) the transfer agent for the Shares.

                          (x)     If this Agreement is terminated by the
Company pursuant to any of the provisions hereof (other than pursuant to Section 8 hereof) or if for any reason the Company is unable to perform its obligations hereunder, the Company will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith.

                          (xi)    The Company will not at any time, directly or
indirectly, take any action designed, or that might reasonably be expected, to cause or result in, or that will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

                          (xii)   The Company will apply the net proceeds from
the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds" and shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

                          (xiii)  The Company will not, and will cause each of
its officers, directors and certain shareholders designated by the Representatives to enter into agreement (the "Lockup Agreements") with the Representatives to the effect that they will not, without the prior written consent of Black & Company, Inc., offer, sell, offer to sell, contract to sell, assign, grant any option to purchase, or otherwise dispose of or transfer any Common Stock of the Company or any other security of the Company, convertible into, or exchangeable or exercisable for, Common Stock for a period of 180 days after the date of the Prospectus except (i) directors, officers and shareholders may make bona fide gifts to donees who agree to be bound by such restrictions and (ii) the Company may issue Common Stock or options to purchase Common Stock under the Company's stock option plans described in the Prospectus.

                 (b) Each of the Selling Shareholders covenants and agrees with the several Underwriters that:

                          (i)     In order to document the Underwriters'
compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, each of the Selling Shareholders agrees to deliver to you prior to or at the Closing Date a properly completed and executed U.S. Treasury Department Form W-9 or W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                          (ii)    Such Selling Shareholder will not take,
directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

         5. Conditions of the Obligations of the Underwriters. The obligations of each Underwriter hereunder are subject to the following conditions:

                 (a) Notification that the Registration Statement has become effective shall be received by the Representatives not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representatives and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made, and the Shares shall be qualified or registered for sale in such jurisdictions as the Representatives shall request, except where the failure to qualify or register Shares would not, in the reasonable judgment of the Representatives, have a material adverse effect on its ability to market the Shares.

                 (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect, and no proceeding for such purpose shall be pending before or threatened or contemplated by the authorities of any such jurisdiction, except where the failure to qualify or register Shares in such jurisdiction would not, in the reasonable judgment of the Representatives, have a material adverse effect on its ability to market the Shares, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Representatives do not object thereto in good faith, and the Representatives shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer or the Chairman of the Board of Directors of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief) to the effect of clauses (i), (ii) and
(iii).

                 (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or other) or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) the Company shall not have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, that is not set forth in the Registration Statement and the Prospectus, if in the reasonable judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the public offering price.

                 (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or other) or results of operations of the Company.

                 (e) Each of the representations and warranties of the Company and the Selling Shareholders contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements contained herein to be performed on the part of the Company and the Selling Shareholders and all conditions contained herein to be fulfilled or complied with by the Company and the Selling Shareholders at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

                 (f) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Ater Wynne Hewitt Dodson & Skerritt, counsel for the Company dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

                          (i)     The Company has been duly organized and is an
active corporation under the laws of the state of Oregon, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; the Company is duly qualified to transact business in all jurisdictions in which the failure so to qualify would have a materially adverse effect upon the business of the Company.

                          (ii)    The Company has authorized and outstanding
capital stock as set forth under the caption "Capitalization" in the Prospectus; the authorized shares of the Company's Common Stock have been duly authorized. The outstanding shares of the Company's Common Stock, including the Shares to be sold by the Selling Shareholders, have been duly authorized and validly issued, are fully paid and non- assessable, and to the actual knowledge of such counsel were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. The outstanding shares of the Company's Common Stock issued after October 15, 1993 were issued in compliance with the registration and qualification provisions of applicable federal and state securities laws. All of the Shares conform to the description thereof contained in the Prospectus; the certificates for the Shares comply as to form with the requirements of Oregon law; the Shares of Common Stock to be sold by the Company pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by this Agreement; and no preemptive rights of shareholders exist under any statute or, to the actual knowledge of such counsel, otherwise with respect to any of the Shares or the issue or sale thereof.

                          (iii)   The rescission offer to certain shareholders
of the Company pursuant to a prospectus dated June 14, 1995 (the "Rescission Offer") was effective pursuant to ORS 59.125 to bar any claims against the Company under ORS 59.115 with regard to shares of the Company's Common Stock issued on or before October 15, 1993.

                          (iv)    The offer and sale of securities pursuant to
the Rescission Offer was made in compliance with the registration and qualification provisions of federal and Oregon securities laws.

                          (v)     Except as described in or contemplated by the
Prospectus, to the actual knowledge of such counsel, there are no (a) outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for, any shares of capital stock of the Company or (b) outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock, and, except as described in the Prospectus, to the actual knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Shares or the right to have any shares of Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company.

                          (vi)    The Registration Statement has been declared
effective under the Act and, to the actual knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

                          (vii)   The Registration Statement, the Prospectus
and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act and the Rules and Regulations (except that such counsel need express no opinion as to the financial statements and related schedules thereto).

                          (viii)  The statements under the captions "Risk
Factors--Expiration of Enhanced Directory Assistance Agreements," "Risk Factors--Rescission Rights of Certain Shareholders," "Risk Factors--Regulation," "Risk Factors--Potential Issuance of Preferred Stock; Anti-Takeover Effect of Oregon Law," "Risk Factors--Shares Eligible for Future Sale; Registration Rights," "Business--Government Regulation," "Business--Securities Law Issues," "Management--Limitation of Liability and Indemnification," "Management--1994 Stock Incentive Plan," "Certain Transactions," "Description of Capital Stock," and "Shares Eligible for Future Sale" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly summarize in all material respects the information called for with respect to such documents and matters.

                          (ix)    Such counsel does not know of any contracts
or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

                          (x)     Such counsel knows of no material legal or
governmental proceedings pending or threatened against the Company or any of the Subsidiaries except as set forth in the Prospectus.

                          (xi)    The execution and delivery of this Agreement
and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the articles of incorporation or bylaws of the Company or any agreement or instrument known to such counsel to which the Company is a party or by which the Company may be bound.

                          (xii)   This Agreement has been duly and validly
authorized by all necessary corporate action by the Company, has been duly and validly executed and delivered by and on behalf of the Company and is a valid, binding and enforceable agreement of the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity and except as to those provisions relating to indemnity or contribution for liabilities arising under the Act as to which no opinion need be expressed.

                          (xiii)  No approval, consent, order, authorization,
designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the NASD or as required by state securities and Blue Sky laws as to which such counsel need express no opinion), except such as have been obtained or made specifying the same.

                          (xiv)   The Company is not, and will not become, as a
result of the consummation of the transactions contemplated by this Agreement and application of the net proceeds therefrom as described in the Prospectus, required to register as an investment company under the 1940 Act.

                 (g) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Perkins Coie, counsel for the Selling Shareholders, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

                          (i)     This Agreement has been duly authorized,
executed and delivered on behalf of the Selling Shareholders and is a valid, binding and enforceable agreement of each Selling Shareholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity and except as to those provisions relating to indemnity or contribution for liabilities arising under the Act, as to which no opinion need be expressed.

                          (ii)    Each Selling Shareholder has full legal
right, power and authority, and any approval required by law (other than as required by state securities and Blue Sky laws as to which such counsel need express no opinion), to sell, assign, transfer and deliver the portion of the Shares to be sold by such Selling Shareholder.

                          (iii)   The Custody Agreement has been executed and
delivered by each Selling Shareholder and, assuming legal capacity and due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of such Selling Shareholder.

                          (iv)    Based solely upon delivery of the Shares as
provided in ORS section 78.3010 pursuant to this Agreement and payment therefor as contemplated herein, the Underwriters (assuming that they, severally, acquire the Shares in good faith and without notice of any adverse claims within the meaning of Oregon Revised Statutes sections 78.1020 and 78.1050) will, be "protected purchasers" within the meaning of ORS 78.3030 with respect to Shares being sold by each Selling Shareholder on the Closing Date or Option Closing Date, as the case may be, free and clear of all liens, encumbrances and claims.

                 In rendering such opinion, counsel for the Company may rely as to matters governed by the laws of states other than Oregon or federal laws on local counsel in such jurisdictions, provided that in each case counsel for the Company shall state that they believe that they and the Underwriters are justified in relying on such other counsel. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads it to believe that (i) the Registration Statement, at the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to financial statements, financial data schedules and statistical information therein). With respect to such statement, counsel for the Company may state that their belief is based upon the procedures set forth therein but is without independent check and verification.

                 (h) The Representatives shall have received from Stoel Rives LLP, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, substantially to the effect specified in the second sentence of subparagraph (iii) and subparagraphs (vi) and (vii) of Paragraph (f) of this Section 5 and that the Company is a duly organized and validly existing corporation under the laws of the state of Oregon. In rendering such opinion, counsel for the Underwriters may rely as to all matters governed other than by the laws of the state of Oregon or federal laws on the opinion of counsel referred to in Paragraph (f) of this Section 5. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel that leads them to believe that (i) the Registration Statement, or any amendment thereto, as of the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information therein). With respect to such statement, counsel for the Underwriters may state that their belief is based upon the procedures set forth therein but is without independent check and verification.

                 (i) The Representatives shall have received at or prior to the Closing Date from counsel for the Underwriters a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Shares under the state securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably have designated to the Company.

                 (j) Concurrently with the execution and delivery of this Agreement, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and with respect to certain financial and other statistical and numerical information contained in the Registration Statement. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, that shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date and the Option Closing Date, as the case may be, that would require any change in their letter dated the date hereof if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

                 (k) Concurrently with the execution and delivery of this Agreement and at the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives an accurate certificate of the Company, dated the date of its delivery, signed by each of the Chief Executive Officer , the Chief Financial Officer and the Chief Operating Officer of the Company on behalf of the Company, in form and substance satisfactory to the Representatives, to the effect that:

                          (i)     Each signer of such certificate has carefully
examined the Registration Statement and the Prospectus on behalf of the Company. As of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading. In the case of the certificate delivered at the Closing Date and the Option Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect.

                          (ii)    Each of the representations and warranties of
the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

                          (iii)   Each of the covenants required to be
performed by the Company herein on or prior to the date of such certificate has been duly, timely and fully performed, and each condition herein required to be satisfied or fulfilled on or prior to the date of such certificate has been duly, timely and fully satisfied or fulfilled.

                 (k) On or prior to the Closing Date, the Representatives shall have received the executed agreements referred to in Section 4(a)(xiii).

                 (l) Prior to the Closing Date, the Shares shall have been duly authorized for listing on the Nasdaq National Market System upon notice of issuance.

                 (m) The Company and the Selling Shareholders shall have furnished to the Representatives such certificates, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company or the Selling Shareholders herein, as to the performance by the Company or the Selling Shareholders of its or their obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representatives.

         6.      Indemnification.

                 (a) The Company will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which they, or any of them, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading in light of the circumstances in which they were made, provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus, and provided further that the Company will not be liable to any Underwriter, the directors, officers, employees or agents of such Underwriter or any person controlling such Underwriter with respect to any loss, claim, liability, expense, charge or damage arising out of or based on any untrue statement or omission or alleged untrue statement or omission or alleged omission to state a material fact in the preliminary prospectus that is corrected in the Prospectus if the person asserting any such loss, claim, liability, charge or damage purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus at or prior to the written confirmation of the sale of such Shares
to such person.   This indemnity agreement will be in addition to any liability that the Company might otherwise have.

                 (b) Each of the Selling Shareholders, severally and not jointly, will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which they, or any of them, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar, but only insofar, as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact relating to such Selling Shareholder contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such document a material fact with respect to such Selling Shareholder required to be stated in it or necessary to make the statements in it not misleading in light of the circumstances in which they were made, but only with respect to the information furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, the preliminary prospectus or the Prospectus or (ii) any breach of any representation, warranty or covenant of such Selling Shareholder herein contained; provided that no Selling Shareholder will be liable to any Underwriter, the directors, officers, employees or agents of such Underwriter or any person controlling such Underwriter with respect to any loss, claim, liability, expense, charge or damage arising out of or based on any untrue statement or omission or alleged untrue statement or omission or alleged omission to state a material fact in the preliminary prospectus that is corrected in the Prospectus if the person asserting any such loss, claim, liability, charge or damage purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus at or prior to the written confirmation of the sale of such Shares to such person. The Underwriters and the Selling Shareholders acknowledge that the statements set forth under the heading "Principal and Selling Shareholders" in the preliminary prospectus and the Prospectus constitute information, and constitute the only information, relating to any Selling Shareholders furnished in writing to the Company by or on behalf of the Selling Shareholder expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Selling Shareholders might otherwise have. In no event, however, shall the liability of any Selling Shareholder for indemnification under this Section 6(b) exceed the proceeds received by such Selling Shareholder from the Underwriters in the offering.

                 (c) Each Underwriter will indemnify and hold harmless the Company, each Selling Shareholder, each person, if any, who controls the Company or a Selling Shareholder within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of such Underwriter expressly for use in the Registration Statement, the preliminary prospectus or the Prospectus. The Company and the Selling Shareholders acknowledge that the statements set forth in the last paragraph of the front cover page of the Prospectus and under the heading "Underwriting" in the preliminary prospectus and the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of the Underwriters expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have.

                 (d) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify any such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section unless, and only to the extent that, such omission results in the loss of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. Any indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

                 (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, the Selling Shareholders or the Underwriters, the Company, the Selling Shareholders and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and any one or more of the Selling Shareholders or one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company, the Selling Shareholders and the Underwriters. The relative benefits received by the Company, the Selling Shareholders and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, the Selling Shareholders, and the Underwriters, with respect to the statements or omissions that resulted in such loss, claim, liability, expenses or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(e) shall be deemed to include, for purposes of this Section 6(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(e), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it,
(ii) no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation and (iii) no Selling Shareholder shall be required to contribute any amount in excess of the proceeds received by such Selling Shareholder from the Underwriters in the offering.
The Underwriters' obligations to contribute as provided in this Section 6(e) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(e), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each director and officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against any such party in respect of which a claim for contribution may be made under this Section 6(e), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(e). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                 (f) The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters or the Company, (ii) acceptance of any of the Shares and payment therefor or (iii) any termination of this Agreement.

         7. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing
Date) by notice to the Company from the Representatives, without liability on the part of any Underwriter to the Company if, prior to delivery and payment for the Shares, as the case may be, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission, by an exchange that lists the Shares or by the Nasdaq National Market System, (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by either federal or New York State authorities or (iv) in the reasonable opinion of the Representatives, there is any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crisis shall have occurred, the effect of which is such as to make it, in the reasonable judgment of the Representatives, impracticable to market the Shares.

         8. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares that it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase in the proportions that the number of Firm Shares that they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares that all such nondefaulting Underwriters have so agreed to purchase, or in such other proportions as the Representatives may specify; provided that in no event shall the maximum number of Firm Shares that any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 8 by more than one-ninth of such number of Firm Shares without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Representatives and the Company for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter or the Company for the purchase or sale of any Shares under this Agreement. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         9. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 8405 SW Nimbus, Beaverton, Oregon 97008, Attention: Chief Financial Officer, with a copy to Byron W. Milstead, Ater Wynne Hewitt Dodson & Skerritt LLP, 222 SW Columbia, Suite 1800, Portland, Oregon 97201 or (b) is to the Selling Shareholders, at the office of the Company, 8405 SW Nimbus, Beaverton, Oregon, 97008, Attention: Timothy A. Timmins, with a copy to Patrick J. Simpson, Perkins Coie, 1211 SW Fifth Avenue, Suite 1500, Portland Oregon, 97204, or (c) if to the Underwriters, to the Representatives at the offices of Black & Company, Inc., One S.W. Columbia, Suite 1200, Portland, Oregon 97258,
Attention: Corporate Finance Department with a copy to Todd A. Bauman, Stoel Rives LLP, 900 SW Fifth Avenue, Suite 2300, Portland, Oregon 97204. Any such notice shall be effective only upon receipt. Any notice may be made by telex, telephone or facsimile, but if so made shall be subsequently confirmed in writing.

                 This Agreement has been and is made solely for the benefit of the several Underwriters, the Company and the Selling Shareholders and of the controlling persons, directors and officers referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the several Underwriters.

                 This Agreement shall be governed by and construed in accordance with the laws of the state of Oregon applicable to contracts made and to be performed entirely within such state.

                 This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 The Company, the Selling Shareholders and the Underwriters each hereby waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

                 Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Shareholders and the several Underwriters.

                                     Very truly yours,

                                     METRO ONE TELECOMMUNICATIONS, INC.


                                     By:
                                        --------------------------------------
                                           Timothy A. Timmins
                                           President

                                     SELLING SHAREHOLDERS


                                     By:
                                        --------------------------------------
                                           Timothy A. Timmins
                                           Attorney-in-Fact


Confirmed as of the date first above mentioned:
BLACK & COMPANY, INC.
CRUTTENDEN ROTH INCORPORATED
Acting on behalf of themselves and as the Representatives of the other several
Underwriters named in Schedule I hereof.

By:    BLACK & COMPANY, INC.




By:
   ---------------------------------

                                   SCHEDULE I

                                  UNDERWRITERS


                                                                                        Number of
                                                                                    Firm Shares To Be
                                     Underwriter                                        Purchased
                                     -----------                                   -------------------
Black & Company, Inc.
Cruttenden Roth Incorporated





      Total                                                                            2,000,000
                                                                                       =========

                                  SCHEDULE II

                        SCHEDULE OF SELLING SHAREHOLDERS

                                                                                               Number of
                                                                 Number of Firm              Option Shares
Selling Shareholder                                            Shares To Be Sold               to be Sold
- -------------------                                            -----------------             -------------





       Total                                                          1,000,000                300,000
                                                                      =========                =======





                                       1